UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

Morgans Hotel Group Co.
 (Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2010, two subsidiaries of Morgans Hotel Group Co. (the “Company”), Henry Hudson Holdings LLC and Mondrian Holdings LLC, each entered into an amendment to its Forbearance Agreement, dated July 9, 2010, with Bank of America, N.A., as trustee in connection with the lenders which hold mortgage loans secured by the Company’s Hudson hotel property in New York City and Mondrian Los Angeles hotel in Los Angeles (collectively, the “Amended Forbearance Agreements”). The Amended Forbearance Agreements effectively extend the forbearance periods of the Hudson and Mondrian mortgage loans from September 12, 2010 to October 12, 2010. Copies of the Amended Forbearance Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing description of the Amended Forbearance Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Forbearance Agreements.

Item 7.01. Regulation FD Disclosure.

On September 10, 2010, the Company issued a press release announcing the entry into the Amended Forbearance Agreements described in Item 1.01. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The press release furnished as Exhibit 99.1 shall not be deemed “filed” with the Securities Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

10.1	Amendment to Forbearance Agreement, dated September 10, 2010, by and between Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Henry Hudson Holdings LLC, a Delaware limited liability company, the Borrower.

10.2	Amendment to Forbearance Agreement, dated September 10, 2010, by and between Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Mondrian Holdings LLC, a Delaware limited liability company, the Borrower.

99.1	Press Release, dated September 10, 2010, regarding the Amended Forbearance Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: September 14, 2010	By:	/s/ Richard Szymanski

Richard Szymanski
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amendment to Forbearance Agreement, dated September 10, 2010, by and between Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Henry Hudson Holdings LLC, a Delaware limited liability company, the Borrower.

10.2	Amendment to Forbearance Agreement, dated September 10, 2010, by and between Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Mondrian Holdings LLC, a Delaware limited liability company, the Borrower.

99.1	Press Release, dated September 10, 2010, regarding the Amended Forbearance Agreements.